PHOENIX INSIGHT FUNDS TRUST
                     (FORMERLY, HARRIS INSIGHT FUNDS TRUST)
                 PHOENIX INSIGHT ULTRA SHORT DURATION BOND FUND
            (FORMERLY, HARRIS INSIGHT ULTRA SHORT DURATION BOND FUND)

       Supplement dated June 1, 2006 to the Prospectus dated May 18, 2006, and to the Statement of Additional Information dated May 18, 2006


IMPORTANT NOTICE TO INVESTORS

         On May 18, 2006, the Board of Trustees of the Phoenix Insight Funds Trust voted to liquidate the Ultra Short Duration Bond Fund. Based on recommendation by management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective June 9, 2006, the Phoenix Insight Ultra Short Duration Bond Fund will be closed to new investors and additional investor deposits.

         On or about June 16, 2006, the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Ultra Short Duration Bond Fund for Institutional Shares of any other fund of the Phoenix Insight Funds Trust. Shareholders may also redeem their shares at any time prior to the Fund's liquidation on June 16, 2006. There will be no fee or sales charges associated with exchange requests, and redemption fees and deferred sales charges will be waived.

         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND
            STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 4491/CloseUSDBF (06/06)